AMENDMENT NO. 1

TO

AMENDED AND RESTATED CREDIT AGREEMENT

WAIVER AND CONSENT

           THIS AMENDMENT NO. 1, WAIVER AND CONSENT (“Amendment No. 1, Waiver and Consent”) is entered into as of December 19, 2005 by and among SYSTEMAX INC., a corporation organized under the laws of the State of Delaware (“SYX”), SYSTEMAX MANUFACTURING INC., a corporation organized under the laws of the State of Delaware (“SMI”), GLOBAL COMPUTER SUPPLIES INC., a corporation organized under the laws of the State of New York (“GCS”), GLOBAL EQUIPMENT COMPANY INC., a corporation organized under the laws of the State of New York (“GEC”), TIGERDIRECT, INC., a corporation organized under the laws of the State of Florida (“Tiger”), DARTEK CORPORATION, a corporation organized under the laws of the State of Delaware (“Dartek”), NEXEL INDUSTRIES, INC., a corporation organized under the laws of the State of New York (“NII”), MISCO AMERICA INC., a corporation organized under the laws of the State of Delaware (“Misco”), ONREBATE.COM INC., a corporation organized under the laws of the State of Delaware (“OCI”), PAPIER CATALOGUES, INC., a corporation organized under the laws of the State of New York (“PCI”), CATALOG DATA SYSTEMS, INC., a corporation organized under the laws of the State of New York (“CDS”), MILLENNIUM FALCON CORP., a corporation organized under the laws of the State of Delaware (“MFC”), TEK SERV INC., a corporation organized under the laws of the State of Delaware (“TSI”), B.T.S.A., Inc., a corporation organized under the laws of the State of New York (“BTSA”), PROFIT CENTER SOFTWARE INC., a corporation organized under the laws of the State of New York (“PCS”), GLOBAL GOV/ED SOLUTIONS INC., a corporation organized under the laws of the State of Delaware (“GGES”), GLOBAL GOVERNMENT & EDUCATION INC., a corporation organized under the laws of the State of Delaware (“GGE”), SYX DISTRIBUTION INC., a corporation organized under the laws of the State of Delaware (“SYXD”), SYX SERVICES INC., a corporation organized under the laws of the State of New York (“SSI”), and ULTRA PRODUCTS INC., a corporation organized under the laws of the State of Delaware (“UPI”) (SYX, SMI, GCS, GEC, Tiger, Dartek, NII, Misco, OCI, PCI, CDS, MFC, TSI, BTSA, PCS, GGES, GGE, SYXD, SSI and UPI, each a “US Borrower” and jointly and severally the “US Borrowers”), SYSTEMAX EUROPE LIMITED, a corporation organized under the laws of Scotland (“the UK Borrower”; the US Borrowers and the UK Borrower hereinafter each a “Borrower” and, jointly and severally as the context may require, the “Borrowers”), SYSTEMAX SUWANEE LLC, a limited liability company organized under the laws of the State of Delaware (“SSLLC”), and THE MILLENIUM GROUP LLC, a limited liability company organized under the laws of the State of Connecticut (“TMGLLC”) (SSLLC, TMGLLC and each US Borrower, each a “Loan Guarantor” and, jointly and severally as the context may require, the “Loan Guarantors”), the Lenders party hereto, J.P. MORGAN EUROPE LIMITED, as UK Administrative Agent, and JPMORGAN CHASE BANK, N.A., as US Administrative Agent.

BACKGROUND

           Borrowers, Agent and Lenders are parties to an Amended and Restated Credit Agreement dated as of October 27, 2005 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) pursuant to which the Lenders provided the Borrowers with certain financial accommodations.

          On the Effective Date of the Credit Agreement, the Borrowers agreed that on or before November 30, 2005 (the “Required Date”), US Administrative Agent would receive “the financial statements of Borrowers on a Consolidated Basis for the months ended July 31, 2005, August 31, 2005 and September 30, 2005, with each of the foregoing prepared in accordance with Section 5.01(c) of the Credit Agreement”. US Administrative Agent did not receive the financial statements for the month ended September 30, 2005 (the “Overdue Monthly Financial Statements”) by the Required Date, which constitutes an Event of Default under the Credit Agreement (the “Financial Statements Default”). Borrowers have agreed to provide to US Administrative Agent the Overdue Monthly Financial Statements by no later than December 31, 2005, and have requested Lenders to waive the Financial Statements Default. Lenders are willing to waive the Financial Statements Default on the terms and conditions hereafter set forth.

           Borrowers have informed Administrative Agents and Lenders that (a) SSLLC intends to sell the Suwanee Real Property on or about June 15, 2006 (the “Suwanee Sale”), and (b) GEC intends to enter into a lease for premises located in Buford, Georgia (the “Georgia Lease”) in order to continue the business transactions presently conducted in the Suwanee Real Property. Borrowers have requested Lenders to (x) consent to the Suwanee Sale, notwithstanding the provisions of Section 6.05 of the Credit Agreement, and (b) amend Section 6.16 of the Credit Agreement, to permit GEC to enter into the Georgia Lease. Lenders are willing to consent to the Suwanee Sale and amend the Credit Agreement on the terms and conditions hereafter set forth.

           NOW, THEREFORE, in consideration of any Loans or grant of credit heretofore or hereafter made to or for the account of Borrowers by Lenders, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                1.   Definitions. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Credit Agreement.

                2.   Amendments to Credit Agreement. Subject to satisfaction of the conditions precedent set forth in Section 5 below, the Credit Agreement is hereby amended as follows:

(a) New definitions for the terms “Georgia Lease” and “Georgia Leasehold Property” are hereby inserted into Section 1.01 of the Credit Agreement where each would appear in correct alphabetical order:

“Georgia Lease” means the lease dated as of December __, 2005, pursuant to which GEC leases the Georgia Leasehold Property for a term commencing on or about May 1, 2006.

“Georgia Leasehold Property” means that certain Real Property, leased by GEC, which is located at 2505 Mill Center Parkway, Suite 100, Buford, Georgia.

(b) Section 6.16 of the Credit Agreement is hereby amended by (a) deleting the word “and” appearing at the end of clause “(ii)", (b) changing the period appearing at the end of clause “(iii)” to “; and” and (c) inserting a new clause “(iv)” as follows:

(iv) the Georgia Lease.

                3.   Waiver. Subject to satisfaction of the conditions precedent set forth in Section 5 below, Administrative Agents and Lenders hereby waive the Financial Statements Default. Such waiver is limited precisely to the Financial Statements Default and shall not be deemed a waiver to or modification of any other Default, Event of Default or other provision of the Credit Agreement. Borrowers hereby agree that the failure of US Administrative Agent to receive the Overdue Monthly Financial Statements on or prior to December 31, 2005 shall constitute a new Event of Default and nothing contained herein shall constitute any agreement or inference that such a subsequent Event of Default would be waived or such date extended.

                4.   Consent. Subject to satisfaction of each and all of the conditions set forth in Section 5 below, Administrative Agents and Lenders hereby consent to the Suwanee Sale.

                5.   Conditions of Effectiveness. This Amendment No. 1, Waiver and Consent shall become effective as of the date upon which Agent shall have received six (6) copies of this Amendment No. 1, Waiver and Consent executed by Borrowers, Required Lenders and each Guarantor. Notwithstanding such effectiveness, the Amendments set forth in Section 2 hereof, and the Consent set forth in Section 4 hereof, shall not become effective until the date upon which all of the following further conditions have been satisfied:

                      (a)     US Administrative Agent shall have received a true and complete copy of the agreement providing for the Suwanee Sale, which shall be in form and substance satisfactory to US Administrative Agent in its reasonable discretion;

                      (b)     US Administrative Agent shall have received a true and complete copy of (i) the Georgia Lease and (ii) a Landlord’s Consent and Waiver in favor of US Administrative Agent executed by the lessor of the Georgia Leasehold Property, each of which shall be in form and substance satisfactory to US Administrative Agent in its reasonable discretion;

                      (c)     No Event of Default or Default has occurred and is continuing or would exist, after giving effect to this Amendment No. 1, Waiver and Consent, the Suwanee Sale and the entering into of the Georgia Lease; and

                      (d)     SSLLC shall have satisfied in full, out of the cash proceeds of the Suwanee Sale, all Indebtedness secured by the Suwanee Real Property, the Liens on the Suwanee Real Property securing such Indebtedness shall have been released and the Net Proceeds of the Suwanee Sale shall have been remitted to US Administrative Agent for application to the Obligations, which such sum may thereafter, subject to the terms and conditions of the Credit Agreement, be reborrowed as US Revolving Loans.

                6.   Release. Each Borrower hereby releases, remises, acquits and forever discharges each Lender and Administrative Agent and each Lender’s and Administrative Agent’s employees, agents, representatives, consultants, attorneys, fiduciaries, officers, directors, partners, predecessors, successors and assigns, subsidiary corporations, parent corporations, and related corporate divisions (all of the foregoing hereinafter called the “Released Parties”), from any and all actions and causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, known or unknown, direct and/or indirect, at law or in equity, of whatsoever kind or nature, for or because of any matter or things done, omitted or suffered to be done by any of the Released Parties prior to and including the date of execution hereof, and in any way directly or indirectly arising out of or in any way connected to this Amendment No. 1, Waiver and Consent, the Credit Agreement or the Loan Documents (all of the foregoing hereinafter called the “Released Matters”). Each Borrower acknowledges that the agreements in this Section are intended to be in full satisfaction of all or any alleged injuries or damages arising in connection with the Released Matters.

                7.    Representations and Warranties. Borrowers hereby represent and warrant as follows:

                     (a)      This Amendment No. 1, Waiver and Consent, and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of Borrowers and are enforceable against Borrowers in accordance with their respective terms.

                     (b)      Upon the effectiveness of this Amendment No. 1, Waiver and Consent, each Borrower hereby reaffirms all covenants, representations and warranties made in the Credit Agreement and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment No. 1, Waiver and Consent.

                     (c)      No Event of Default or Default has occurred and is continuing or would exist, after giving effect to this Amendment No. 1, Waiver and Consent.

                     (d)      Borrowers have no defense, counterclaim or offset with respect to the Credit Agreement.

                8.   Effect on the Credit Agreement.

                      (a)      Upon the effectiveness of this Amendment No. 1, Waiver and Consent, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement as amended hereby.

                      (b)      Except as specifically amended herein, the Credit Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

                     (c)      The execution, delivery and effectiveness of this Amendment No. 1, Waiver and Consent shall not operate as a waiver of any right, power or remedy of Agent or any Lender, nor constitute a waiver of any provision of the Credit Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

                9.   Governing Law. This Amendment No. 1, Waiver and Consent shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

                10.   Headings. Section headings in this Amendment No. 1, Waiver and Consent are included herein for convenience of reference only and shall not constitute a part of this Amendment No. 1, Waiver and Consent for any other purpose.

                11.   Counterparts; Telecopied Signatures. This Amendment No. 1, Waiver and Consent may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which taken together shall be deemed to constitute one and the same agreement. Any signature delivered by a party via telecopier, or electronically in “pdf” format, shall be deemed to be an original signature hereto.

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[signature pages follow]

           IN WITNESS WHEREOF, this Amendment No. 1, Waiver and Consent has been duly executed as of the day and year first written above.

SYSTEMAX INC.

By:
Name:     Steven M. Goldschein
Title:       Senior Vice President

SYSTEMAX MANUFACTURING INC.
GLOBAL COMPUTER SUPPLIES INC.
GLOBAL EQUIPMENT COMPANY INC.
TIGERDIRECT, INC.
DARTEK CORPORATION
NEXEL INDUSTRIES, INC.
MISCO AMERICA INC.
ONREBATE.COM INC.
PAPIER CATALOGUES, INC.
CATALOG DATA SYSTEMS, INC.
MILLENNIUM FALCON CORP.
TEK SERV INC.
B.T.S.A., INC.
PROFIT CENTER SOFTWARE INC.
GLOBAL GOV/ED SOLUTIONS INC.
GLOBAL GOVERNMENT & EDUCATION INC.
SYX DISTRIBUTION INC.
SYX SERVICES INC.
ULTRA PRODUCTS INC.

By:
Name:     Steven M. Goldschein
Title:       Senior Vice President

SYSTEMAX EUROPE LIMITED

By:
Name:     Steven M. Goldschein
Title: Senior Vice President

(signatures continued on succeeding pages)

SYSTEMAX SUWANEE LLC By: Name: Steven M. Goldschein Title: Operating Manager Title: THE MILLENIUM GROUP LLC By: Name: Steven M. Goldschein Title: Senior Vice President

JPMORGAN CHASE BANK, N.A., as US Administrative Agent

By:
Name:   Donna M. DiForio
Title:     Vice President

J.P. MORGAN EUROPE LIMITED, as UK Administrative Agent

By:
Name:
Title:

CITIBANK N.A., as Lender

By:
Name:
Title:

GENERAL ELECTRIC CAPITAL CORPORATION, as Lender

By:
Name:
Title:

GMAC COMMERCIAL FINANCE LLC, as Lender

By:
Name:
Title:

HSBC BUSINESS CREDIT (USA) INC., as Lender

By:
Name:
Title: